UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois	60106
(Address of principal executive offices)	(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	RBCN	The Nasdaq Stock Market LLC
Preferred Share Purchase Right

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 15, 2022, Rubicon Technology BP LLC, a Delaware limited liability company (the “Borrower”), entered into a business loan agreement (the “Loan”) and promissory note (the “Note”) in the amount of $1,620,000 with American Community Bank & Trust (the “Lender”). The Borrower is a wholly owned subsidiary of Rubicon Technology Inc., a Delaware corporation (the “Company”). The interest rate on the Note is 6% and it matures on August 15, 2027. The Note will have a 25 year amortization schedule. Interest and principal payments will be made on a monthly basis and a balloon payment will be made upon the maturity of the Note. The Borrower may pay, without penalty, a portion or the entirety of the amount owed earlier than it is due. The Loan and Note have customary terms and provisions for default and increases in payment.

The Loan is secured by a real estate mortgage (the “Mortgage”) and assignment of rents (the “Assignment”) encumbering the property commonly known as 900 E. Green Street, Bensenville, IL. Rubicon Worldwide LLC, an Illinois limited liability company and a wholly owned subsidiary of the Company, and the Company entered into unlimited commercial guaranty agreements (the “Worldwide Guaranty” and “Company Guaranty,” respectively) in favor of the Lender.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan, Note, Worldwide Guaranty, Company Guaranty, Mortgage and Assignment, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Business Loan Agreement, dated August 15, 2022, between Rubicon Technology BP LLC and American Community Bank & Trust

10.2	Promissory Note, dated August 15, 2022, between Rubicon Technology BP LLC and American Community Bank & Trust

10.3	Commercial Guaranty, dated August 15, 2022, between Rubicon Worldwide LLC and American Community Bank & Trust

10.4	Commercial Guaranty, dated August 15, 2022, between Rubicon Technology, Inc. and American Community Bank & Trust

10.5	Mortgage, dated August 15, 2022, between Rubicon Technology BP LLC and American Community Bank & Trust

10.6	Assignment of Rents, dated August 15, 2022, between Rubicon Technology BP LLC and American Community Bank & Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: August 19, 2022	By:	/s/ Timothy E. Brog
	Name:	Timothy E. Brog
	Title:	Chief Executive Officer, President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Business Loan Agreement, dated August 15, 2022, between Rubicon Technology BP LLC and American Community Bank & Trust

10.2	Promissory Note, dated August 15, 2022, between Rubicon Technology BP LLC and American Community Bank & Trust

10.3	Commercial Guaranty, dated August 15, 2022, between Rubicon Worldwide LLC and American Community Bank & Trust

10.4	Commercial Guaranty, dated August 15, 2022, between Rubicon Technology, Inc. and American Community Bank & Trust

10.5	Mortgage, dated August 15, 2022, between Rubicon Technology BP LLC and American Community Bank & Trust

10.6	Assignment of Rents, dated August 15, 2022, between Rubicon Technology BP LLC and American Community Bank & Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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